UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Sound Mind Investing Funds

The Sound Mind Investing Fund

The Sound Mind Investing Managed Volatility Fund

Annual Report

October 31, 2008

Fund Advisor:

SMI Advisory Services, LLC

11561 W. Grandview Dr.

Columbus, IN 47201

Toll Free (877) SMI-FUND

Dear Fellow Shareholders,

The 12-months ended 10/31/2008 were about as bad as it gets for stock investors. Only once in the past 70 years has the S&P 500 lost more over a 12-month period, and that was 34 years ago in the 12-months ending September 1974. Before that instance, you have to go all the way back to May 1938 to find a 12-month loss worse than the -36.08% suffered by the S&P 500 over the past year (the Wilshire 5000 was down -36.43%) for the same 12-month period.

Disappointingly for us, Upgrading wasn’t able to provide any shelter in the midst of this market storm. SMI’s pure Upgrading fund, The Sound Mind Investing Fund (SMIFX) was down

-39.86% for the year, slightly worse than the benchmark’s performance. The SMI Managed Volatility Fund held up somewhat better, dropping -28.51% for the period.

The steep declines of Upgrading were a surprise for many of us that followed the same general approach through the bear market of 2000-2002. Then, Upgrading was able to cushion much of the downside, allowing many Upgraders to trim losses considerably vs. the market’s returns (though Upgrading still lost money during the period).

A key difference between this year’s bear market and the 2000-2002 period has been the breadth of the decline. There simply haven’t been any areas of strength within the stock market (or anywhere else, for that matter) in which to hide. In the last bear market, small-value, mid-value, real estate, and a handful of other fund types were able to completely sidestep, or at least minimize, their losses. That hasn’t been the case this year. Morningstar reports that as of 10/31, the smallest average 12-month loss among its nine domestic mutual fund categories was -33.15%. The smallest average loss among its five foreign categories was -46.73%.

As a trend-following system, Upgrading helps us migrate towards the better performing funds and sectors. But as the numbers above indicate, there simply haven’t been any safe areas to migrate to. As a result, the Upgrading portfolios of both SMI funds have suffered right along with the market.

Both portfolios were able to temporarily buck the market’s losses by loading up on energy-heavy funds in the early part of 2008. But when energy stocks collapsed over the summer, Upgrading gave back those gains and then some. Since then, the portfolios have gradually rotated into relatively conservative fare which we expect to perform somewhat better than the market for the duration of this bear market decline. However, it also means the SMI funds will likely lag the market in the early stages of the next bull market, whenever it begins. This is a predictable pattern when following a trend-following system.

While the SMI Managed Volatility Fund (SMIVX) was whipsawed back and forth a bit in the early part of 2008, the value of its hedging practice became evident as losses mounted in October. We might have hoped for a little more dampening of losses early in the year, but overall for the 12-month period, SMIVX’s hedging was able to reduce losses relative to SMIFX by more than one-fourth (-28.51% vs. -39.86%). It is our expectation that SMIVX will continue to offer less potential downside relative to both SMIFX and the market for the duration of this bear market. However, the same hedges that provide downside protection will eventually cause it to lag during the initial rally of the next bull market. Investors should clearly understand these dynamics when considering an investment in the SMI Managed Volatility Fund.

Brighter Days Ahead...But When?

While the past year has been dismal for most stock market investors, it’s worth noting that the sharp decline in stock prices has caused several prominent value-oriented investors (including Jeremy Grantham, John Hussman, and Warren Buffett) to publicly comment that stocks haven’t been this attractively priced in many years. It’s important to understand that these aren’t predictions that the bear market is over, or even nearly over. Rather, these investors are merely observing that investments made at today’s relatively low valuations will likely be quite profitable when measured over the long-term.

We agree with this assessment. We don’t believe investors should ever put money in the stock market that they don’t intend to leave invested for at least five years. Investors able to wait at least that long (and ideally even longer, measuring their time frame in decades rather than months or years), will likely look back at current prices as an attractive historic buying point.

That doesn’t mean the market won’t fall further before finally turning higher. Nobody knows what the market will do in the short-term. However, one thing is clear. The goal of every stock market investor is to “buy low and sell high,” and that can’t be done consistently if you sell at times when the market is already down substantially. In other words, you can’t buy low if you’re selling low. The only way to consistently buy low and sell high over time is to buy when the news is still bad — because that’s when stock prices are going to be low! If you wait to buy until the news has already improved, you’ll have missed the opportunity to buy low.

As a result, we encourage investors to establish a long-term investing strategy and stick with it regardless of what the market is doing at the moment. The events of the past year have reemphasized the importance of eliminating debt and having a fully-funded emergency fund. We encourage investors to work diligently on those two priorities first, even if it means waiting to invest in the SMI funds as a result. Operating from a solid financial base will allow you to weather the periodic market storms with much greater confidence.

While the past year has been dark, we know that won’t last forever. When the investing skies brighten eventually, we fully expect Upgrading to speed our recovery from these bear market losses and power our portfolios to greater heights.

We continue to appreciate the confidence you have placed in us to be a faithful steward of your assets, even as you strive to be a faithful steward of His assets.

Sincerely,

Mark Biller

Senior Portfolio Manager

The Sound Mind Investing Funds

Performance Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Standard & Poor’s 500® Index and Wilshire 5000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Standard & Poor’s 500® Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing. The Funds are distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through October 31, 2008. The S&P 500 Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 29, 2006 (commencement of Fund operations) and held through October 31, 2008. The S&P 500 Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets.

The Sound Mind Investing Fund seeks long term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy. The fund upgrading investment approach is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of mutual funds, and standing ready to move assets into the funds deemed by the advisor to be most attractive at the time of analysis.

1As a percentage of net assets.

Fund Holdings– (Unaudited) - continued

The Sound Mind Investing Managed Volatility Fund seeks to provide long term capital appreciation with less volatility than broad U.S. equity markets. The Fund seeks to achieve its objective by investing in a diversified portfolio of other equity mutual funds using a “fund upgrading” strategy. The Fund seeks to achieve lower volatility through asset allocation across appropriate asset classes (represented by the underlying equity mutual funds) and the use of derivative transactions to hedge the Fund’s exposure to volatility with respect to underlying funds or the equity markets generally. In connection with its hedging strategy, the Fund may invest in futures contracts and options on futures contracts and may engage in short sales.

Availability of Portfolio Schedule– (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 through October 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Summary of Fund’s Expenses– (Unaudited) - continued

The Sound Mind Investing Fund	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period May 1, 2008 - October 31, 2008*
Actual	$1,000.00	$664.63	$5.14
Hypothetical **	$1,000.00	$1,018.96	$6.24

*Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

The Sound Mind Investing Managed Volatility Fund	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period May 1, 2008 - October 31, 2008*
Actual *	$1,000.00	$805.80	$6.80
Hypothetical **	$1,000.00	$1,017.60	$7.60

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments
October 31, 2008

Mutual Funds - 89.12%	Shares	Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Fund's Net Assets - 88.11%

AIM Diversified Dividend Fund - Investor Class	410,518	$ 3,867,080
AIM Mid Cap Core Equity Fund - Institutional Class	222,956	4,131,379
Artisan International Value Fund - Investor Class	411,743	7,308,446
Artisan Small Cap Value Fund - Investor Class	367,582	3,944,155
Aston Montag & Caldwell Growth Fund	480,879	9,059,767
Aston TAMRO Small Cap Fund - Institutional Class (b)	617,235	8,511,667
Brown Capital Management Small Company Fund - Institutional Class (b)	313,840	7,946,427
Evergreen Omega Fund - Institutional Class (a) (b)	383,477	9,030,888
Fairholme Fund	260,320	6,330,984
First Eagle Overseas Fund - Institutional Class	502,442	8,747,507
First Eagle U.S. Value Fund - Institutional Class (b)	536,182	6,911,388
FMI Common Stock Fund (b)	387,418	6,180,641
FMI Large Cap Fund	202,727	2,375,958
Hussman Strategic Growth Fund	534,036	8,218,819
Ivy Cundill Global Value Fund - Class Y (b)	545,947	5,350,281
Jensen Portfolio Fund - Institutional Class	432,517	9,355,348
John Hancock U.S. Global Leaders Growth Fund - Institutional Class (b)	421,971	9,017,522
Manning & Napier Fund, Inc. - World Opportunities Series Fund	1,226,889	7,447,219
Neuberger Berman Genesis - Institutional Class	252,050	8,763,775
Northern Small Cap Value Fund	482,962	5,394,683
Parnassus Equity Income Fund - Institutional Class	212,355	4,312,939
Royce Premier Fund - Investor Class	488,723	6,197,001
Royce Special Equity Fund - Investor Class (b)	564,386	8,533,509
Tweedy, Browne Global Value Fund	397,860	7,654,824
The Yacktman Fund (b)	750,959	7,764,918

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $211,267,053)		172,357,125

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 1.01% (d)

Aberdeen Small Cap Fund - Institutional Class	150	1,488
Allianz NFJ Dividend Value Fund - Institutional Class	200	2,188
Allianz NFJ International Value Fund - Institutional Class	39,521	576,616
Allianz NFJ Small-Cap Value Fund - Institutional Class	162	3,815
Artisan International Small Cap Fund - Investor Class	150	1,613
BlackRock International Opportunities Portfolio - Institutional Class	100	2,264
Bridgeway Small Cap Growth Fund (a)	205	1,938
Bridgeway Small Cap Value Fund (a)	179	1,832
Columbia Small Cap Growth I Fund - Institutional Class	100	1,944
Dreyfus Premier International Small Cap Fund - Institutional Class	100	823
DWS Dreman Small Cap Value Fund - Institutional Class	85	2,144
Fidelity Advisor Small Cap Fund - Institutional Class	38,789	748,231
Fidelity Mid-Cap Stock Fund	100	1,616
Franklin Small Cap Value Fund - Advisor Class	100	2,944
Hartford International Opportunities Fund - Class Y	248	2,629

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments - continued
October 31, 2008

Mutual Funds - 89.12% - continued	Shares	Value

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 1.01% (d) - continued

Heartland Value Fund	100	$ 2,693
Janus Overseas Fund	100	2,712
Janus Venture Fund	100	2,981
JPMorgan Small Cap Equity Fund - Class S	126	2,852
Longleaf Partners Small-Cap Fund	100	1,577
Meridian Growth Fund	22,365	609,892
Oberweis Micro-Cap Fund	175	1,424
Oppenheimer International Small Company Fund - Class Y	100	934
Oppenheimer Small & Mid Cap Value Fund - Class Y	100	2,018
T. Rowe Price Small-Cap Value Fund	100	2,776

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $2,338,669) (d)		1,981,944

TOTAL MUTUAL FUNDS (Cost $213,605,722)		174,339,069

Exchange-Traded Funds - 10.44%

Consumer Staples Select Sector SPDR Fund	371,198	8,953,296
iShares Russell 2000 Index Fund	87,530	4,704,737
iShares S&P SmallCap 600 Index Fund	141,512	6,757,198

TOTAL EXCHANGE-TRADED FUNDS (Cost $24,186,359)		20,415,231

Money Market Securities - 0.56%
Fidelity Institutional Treasury Portfolio - Class I, 0.57% (c)	1,092,645	1,092,645

TOTAL MONEY MARKET SECURITIES (Cost $1,092,645)		1,092,645

TOTAL INVESTMENTS (Cost $238,884,726) - 100.12%		$ 195,846,945

Liabilities in excess of other assets - (0.12)%		(221,524)

TOTAL NET ASSETS - 100.00%		$ 195,625,421

(a) Non-income producing.
(b) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(c) Variable rate securities; the money market rate shown represents the rate at October 31, 2008.
(d) Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager's opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Managed Volatility Fund
Schedule of Investments
October 31, 2008

Mutual Funds - 87.37%	Shares	Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Managed Volatility Fund's Net Assets - 86.56%

AIM Diversified Dividend Fund - Investor Class	121,943	$ 1,148,699
Artisan International Value Fund - Investor Class	82,309	1,460,990
Artisan Small Cap Value Fund - Investor Class	88,676	951,496
Aston Montag & Caldwell Growth Fund	81,281	1,531,342
Aston TAMRO Small Cap Fund - Institutional Class	105,329	1,452,480
Brown Capital Management Small Company Fund - Institutional Class	53,438	1,353,054
Evergreen Omega Fund - Institutional Class (a)	67,261	1,583,990
Fairholme Fund	50,233	1,221,657
First Eagle Overseas Fund - Institutional Class	89,630	1,560,460
First Eagle U.S. Value Fund - Institutional Class	91,180	1,175,308
FMI Common Stock Fund	95,391	1,524,351
FMI Large Cap Fund	47,385	555,356
Hussman Strategic Growth Fund	101,484	1,561,837
Jensen Portfolio Fund - Institutional Class	75,938	1,642,549
John Hancock U.S. Global Leaders Growth Fund - Institutional Class	72,845	1,556,702
Manning & Napier Fund, Inc. - World Opportunities Series Fund	215,487	1,308,005
Neuberger Berman Genesis - Institutional Class	40,485	1,407,676
Oakmark International Fund - Institutional Class	40,414	514,068
Parnassus Equity Income Fund - Institutional Class	31,812	646,100
Royce Premier Fund - Investor Class	34,124	432,693
Royce Special Equity Fund - Investor Class	103,802	1,569,481
Stratton Small-Cap Value Fund	10,579	387,614
Tweedy, Browne Global Value Fund	81,288	1,563,977
The Yacktman Fund	62,381	645,016

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING MANAGED VOLATILITY FUND'S NET ASSETS (Cost $35,066,395)		28,754,901

Mutual Funds Less Than 1% of The Sound
Mind Investing Managed Volatility Fund's Net Assets - 0.81% (b)

BlackRock International Opportunities Portfolio - Institutional Class	100	2,264
Fidelity Advisor Small Cap Fund - Institutional Class	13,284	256,243
Janus Venture Fund	100	2,981
Longleaf Partners Fund	144	2,508
Longleaf Partners Small-Cap Fund	100	1,577
Oakmark International Small Cap Fund - Institutional Class	165	1,386
Oppenheimer International Small Company Fund	100	934
Oppenheimer Small & Mid Cap Value Fund	100	2,018

*See accompanying notes which are an integral part of these financial statements.

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING MANAGED VOLATILITY FUND'S NET ASSETS (Cost $278,702) (b)		269,911

TOTAL MUTUAL FUNDS (Cost $35,345,097)		29,024,812

Exchange-Traded Funds - 10.44%
Consumer Staples Select Sector SPDR Fund	50,930	1,228,432
iShares Russell 2000 Index Fund	20,077	1,079,139
iShares S&P SmallCap 600 Index Fund	24,318	1,161,184

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,967,872)		3,468,755

TOTAL INVESTMENTS (Cost $39,312,969) - 97.81%		$ 32,493,567

Cash & other assets less liabilities - 2.19%		725,882

TOTAL NET ASSETS - 100.00%		$ 33,219,449

(a) Non-income producing.
(b) Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager's opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Managed Volatility Fund
Futures Contracts
October 31, 2008
	Number of	Underlying Face	Unrealized
	(Short)	Amount at	Appreciation
Short Futures Contracts	Contracts	Market Value	(Depreciation)

E-Mini MSCI EAFE Index Futures Contract December 2008 (a)	(21)	$ (1,338,540)	$ 295,275
E-Mini S&P 500 Futures Contract December 2008 (b)	(65)	(3,143,725)	616,088
E- Mini Russell 2000 Mini Futures Contract December 2008 (c)	(45)	(2,417,400)	565,840

Total Short Futures Contracts			$ 1,477,203

(a) Each E-Mini MSCI EAFE Index Futures contract has a multiplier of 50 shares.
(b) Each E-Mini S&P 500 Futures contract has a multiplier of 50 shares.
(c) Each E-Mini Russell 2000 Mini Futures contract has a multiplier of 100 shares.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Assets and Liabilities
October 31, 2008		The Sound Mind
	The Sound Mind	Investing Managed
Assets	Investing Fund	Volatility Fund
Investments in securities:
At cost	$ 238,884,726	$ 39,312,969
At value	$ 195,846,945	$ 32,493,567

Cash held at broker (a)	-	745,344
Receivable for fund shares sold	347,889	154,979
Receivable for investments sold	-	199,409
Interest receivable	311	1,406
Prepaid expenses	29,751	16,553
Total assets	196,224,896	33,611,258

Liabilities
Payable for investments purchased	354,000	-
Payable for Fund shares redeemed	10,874	10,886
Payable for net variation margin on futures contracts	-	123,025
Cash overdraft	-	207,061
Payable to Advisor (b)	162,322	16,449
Payable to administrator, fund accountant and transfer agent	28,807	11,340
Payable to custodian	9,582	3,529
Payable to trustees and officers	2,263	2,586
Other accrued expenses	31,627	16,933
Total liabilities	599,475	391,809

Net Assets	$ 195,625,421	$ 33,219,449

Net Assets consist of:
Paid in capital	$ 275,732,540	$ 41,135,974
Accumulated undistributed net investment income (loss)	-	-
Accumulated net realized gain (loss) from investment transactions	(37,069,338)	(2,574,326)
Net unrealized appreciation (depreciation) on:
Investment Securities	(43,037,781)	(6,819,402)
Futures Contracts	-	1,477,203

Net Assets	$ 195,625,421	$ 33,219,449

Shares outstanding (unlimited number of shares authorized)	25,623,478	3,983,486

Net Asset Value and offering price per share	$ 7.63	$ 8.34

Redemption price per share (c) (NAV * 98%)	$ 7.48	$ 8.17

(a) Cash used as collateral for futures contract transactions.
(b) See Note 3 in the Notes to the Financial Statements.
(c) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Operations
For the fiscal year ended October 31, 2008
		The Sound Mind
	The Sound Mind	Investing Managed
	Investing Fund	Volatility Fund

Investment Income
Dividend income	$ 6,788,449	$ 849,998
Interest income	31,636	33,222
Total Investment Income	6,820,085	883,220

Expenses
Investment Advisor fee (a)	2,389,283	355,331
Administration expense	175,270	33,926
Transfer agent expense	144,041	59,542
Fund accounting expense	67,938	24,655
Custodian expense	59,557	20,268
Registration expense	34,357	24,468
Printing expense	31,790	3,887
Insurance expense	19,275	2,631
Auditing expense	16,486	14,473
Legal expense	12,628	10,151
Trustee expense	7,502	7,452
CCO expense	5,832	6,177
Pricing expense	4,751	3,813
Miscellaneous expense	1,080	2,281
24f-2 expense	292	212
Total Expenses	2,970,082	569,267
Advisor fees waived (a)	-	(36,271)
Other expense reductions (b)	(57,875)	(9,807)
Net Expenses	2,912,207	523,189
Net Investment Income	3,907,878	360,031

Realized & Unrealized Gain (Loss) on Investments
Capital gain dividends from investment companies	10,063,357	1,366,900
Net realized gain (loss) on:
Investment Securities	(47,132,634)	(7,687,771)
Futures Contracts	-	3,736,384
Change in unrealized appreciation (depreciation) on:
Investment Securities	(82,999,972)	(10,797,405)
Futures Contracts	-	1,535,968
Net realized and unrealized gain (loss) on investments	(120,069,249)	(11,845,924)
Net (decrease) in net assets resulting from operations	$ (116,161,371)	$ (11,485,893)

(a) See Note 3 in the Notes to the Financial Statements.
(b) Certain funds the Funds invest in rebate back a portion of the distribution fee charged.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets

	The Sound Mind Investing Fund

	Year ended	Year ended
	October 31, 2008	October 31, 2007
Increase in Net Assets due to:
Operations
Net investment income (loss)	$3,907,878	$ 742,638
Capital gain dividends from investment companies	10,063,357	6,603,263
Net realized gain (loss) on investment securities	(47,132,634)	13,753,214
Change in unrealized appreciation (depreciation) on investment securities	(82,999,972)	30,084,754
Net increase (decrease) in net assets resulting from operations	(116,161,371)	51,183,869

Distributions:
From net investment income	(3,907,878)	(1,380,644)
From net realized gain	(15,803,493)	-
From return of capital	(830,817)	-
Total distributions	(20,542,188)	(1,380,644)

Capital Share Transactions
Proceeds from Fund shares sold	116,396,423	82,080,920
Reinvestment of distributions	19,930,286	1,334,830
Amount paid for Fund shares repurchased	(51,458,445)	(51,976,869)
Proceeds from redemption fees collected (a)	49,518	35,332
Net increase in net assets resulting
from capital share transactions	84,917,782	31,474,213

Total Increase (Decrease) in Net Assets	(51,785,777)	81,277,438

Net Assets
Beginning of year	247,411,198	166,133,760

End of year	$195,625,421	$ 247,411,198

Accumulated undistributed net investment income
included in net assets at end of year	$ -	$ -

Capital Share Transactions
Shares sold	11,150,654	6,818,318
Shares issued in reinvestment of distributions	1,662,242	117,814
Shares repurchased	(5,029,901)	(4,320,550)

Net increase from capital share transactions	7,782,995	2,615,582

The Sound Mind Investing Funds

*See accompanying notes which are an integral part of these financial statements.

Statements of Changes In Net Assets

	The Sound Mind Investing Managed Volatility Fund

	Year ended	Period ended
	October 31, 2008	October 31, 2007	(a)
Increase in Net Assets due to:
Operations
Net investment income (loss)	$ 360,031	$ (193,333)
Capital gain dividends from investment companies	1,366,900	41,507
Net realized gain (loss) on:
Investment Securities	(7,687,771)	422,390
Futures Contracts	3,736,384	(453,736)
Change in unrealized appreciation (depreciation) on:
Investment Securities	(10,797,405)	3,978,003
Futures Contracts	1,535,968	(58,765)
Net increase (decrease) in net assets resulting from operations	(11,485,893)	3,736,066

Distributions
From net investment income	(360,031)	-
From return of capital	(105,931)	-
Total distributions	(465,962)	-

Capital Share Transactions
Proceeds from Fund shares sold	28,193,741	32,492,998
Reinvestment of distributions	456,147	-
Amount paid for Fund shares repurchased	(12,357,671)	(7,388,161)
Proceeds from redemption fees collected (b)	23,751	14,433
Net increase in net assets resulting
from capital share transactions	16,315,968	25,119,270

Total Increase in Net Assets	4,364,113	28,855,336

Net Assets
Beginning of period	28,855,336	-

End of period	$ 33,219,449	$ 28,855,336

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	2,773,851	3,119,694
Shares issued in reinvestment of distributions	41,057	-
Shares repurchased	(1,266,701)	(684,415)

Net increase from capital share transactions	1,548,207	2,435,279

(a) For the period December 29, 2006 (the date the Fund commenced operations) through October 31, 2007.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Fund

	Year ended		Year ended		Period Ended
	October 31, 2008		October 31, 2007		October 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 13.87		$ 10.91		$ 10.00

Income from investment operations:
Net investment income (loss) (c)	0.18	(b)	0.05		(0.05)
Net realized and unrealized gain (loss)	(5.30)		3.00		0.96
Total from investment operations	(5.12)		3.05		0.91

Less Distributions to Shareholders:
From net investment income	(0.21)		(0.09)		-	(d)
From net realized gain	(0.86)		-		-
From return of capital	(0.05)		-		-
Total distributions	(1.12)		(0.09)		-

Paid in capital from redemption fees (e)	-		-		-

Net asset value, end of period	$ 7.63		$ 13.87		$ 10.91

Total Return (f)	-39.86%		28.13%		9.14%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 195,625		$ 247,411		$ 166,134
Ratio of expenses to average net assets (h) (i)	1.24%		1.25%		1.43%	(j)
Ratio of net investment income (loss) to
average net assets (c) (h)	1.64%	(k)	0.37%	(k)	(0.82)%	(j)
Portfolio turnover rate	141.12%		115.48%		177.47%

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.
(b) Per share net investment income has been calculated using the average shares method.
(c) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Distributions to shareholders resulted in less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) These ratios exclude the impact of expenses of the underlying funds in which the Fund invest as represented in the
Schedule of Investments.
(i) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.22%, 1.22%, and 1.43% for the periods ended October 31, 2008, October 31, 2007, and October 31, 2006, respectively.
(j) Annualized.
(k) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Managed Volatility Fund

	Year ended		Period Ended
	October 31, 2008		October 31, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 11.85		$ 10.00

Income from investment operations:
Net investment income (loss) (c)	0.10	(b)	(0.08)
Net realized and unrealized gain (loss)	(3.45)		1.92
Total from investment operations	(3.35)		1.84

Less Distributions to Shareholders:
From net investment income	(0.13)		-
From return of capital	(0.04)		-
Total distributions	(0.17)		-

Paid in capital from redemption fees	0.01		0.01

Net asset value, end of period	$ 8.34		$ 11.85

Total Return (d)	-28.51%		18.50%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 33,219		$ 28,855
Ratio of expenses to average net assets (f) (g)	1.50%		1.50%	(h)
Ratio of expenses to average net assets
before waiver and reimbursement (f)	1.60%		1.92%	(h)
Ratio of net investment income to
average net assets (c) (f) (i)	1.01%		(1.12)%	(h)
Ratio of net investment income to
average net assets before waiver and reimbursement (c) (f)	0.91%		(1.54)%	(h)
Portfolio turnover rate	150.43%		118.04%

(a) For the period December 29, 2006 (the date the Fund commenced operations) through October 31, 2007.
(b) Per share net investment income has been calculated using the average shares method.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) These ratios exclude the impact of expenses of the underlying fund in which the Fund may invest, as represented in the
Schedule of Investments.
(g) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.47%
and 1.47% for the periods ended October 31, 2008, and October 31, 2007, respectively.
(h) Annualized.
(i) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds

Notes to the Financial Statements

October 31, 2008

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (the “SMI Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on August 29, 2005. The Sound Mind Investing Managed Volatility Fund (the “Managed Volatility Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006 (collectively with the SMI Fund, the “Funds” or each a “Fund”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Board. The SMI Fund commenced operations on December 2, 2005 and the Managed Volatility Fund commenced operations on December 29, 2006. The investment advisor to each Fund is SMI Advisory Services, LLC (the “Advisor”). The SMI Fund seeks to provide long-term capital appreciation. The Managed Volatility Fund seeks to provide long-term capital appreciation with less volatility than broad U.S. equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political development in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Futures Contracts - The Managed Volatility Fund may enter into futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract. A portion of cash held at the broker as of October 31, 2008, is restricted for cash deposits on futures.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss.

Short Sales– The Manged Volatility Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their net investment income and net realized capital gains. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes – The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective November 1, 2007. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

As of and during the period ended October 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. At October 31, 2008, distributions in excess of net investment income of $166,028 and $105,931 for the SMI Fund and the Managed Volatility Fund, respectively, and distributions in excess of capital gains of $664,789 for the SMI Fund were recorded as return of paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreements on behalf of each Fund (each an “Agreement”), manages each Fund’s investments. As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee

$1 - $250 million	1.00%
$250,000,001 to $500 million	0.90%
Over $500 million	0.80%

For the fiscal year ended October 31, 2008, the Advisor earned fees of $2,389,283 from the SMI Fund. For the fiscal year ended October 31, 2008, the Advisor earned fees of $355,331 from the Managed Volatility Fund before the reimbursement described below. At October 31, 2008, $162,322 and $16,449 were owed to the Advisor from the SMI Fund and the Managed Volatility Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Funds’ net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), at 1.50% of each Fund’s average daily net assets through February 28, 2009. For the fiscal year ended October 31, 2008, the Advisor did not waive any fees for the SMI Fund. For the fiscal year ended October 31, 2008, the Advisor waived fees of $36,271 for the Managed Volatility Fund. Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (continued)

The amounts subject to repayment by the Managed Volatility Fund, pursuant to the aforementioned conditions, at October 31, 2008, were as follows:

Subject to repayment
Amount	by October 31,

$ 73,032	2010
36,271	2011

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2008, Unified earned fees of $175,270 and $33,926 for administrative services provided to the SMI Fund and the Managed Volatility Fund, respectively. At October 31, 2008, $13,560 and $3,256 was owed to Unified from the SMI Fund and Managed Volatility Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2008, the Custodian earned fees of $59,557 and $20,268 for custody services provided to the SMI Fund and the Managed Volatility Fund, respectively. At October 31, 2008, the Custodian was owed $9,582 and $3,529 from the SMI Fund and Managed Volatility Fund, respectively, for custody services.

The Custodian receives distribution fees from the underlying funds in which the Fund invests and forwards these fees back to the appropriate Fund. The Funds use the fees received to reduce gross expenses. A Trustee of the Trust is a member of management of the Custodian.

The Trust retains Unified to act as each Fund’s transfer agent and to provide the Funds with fund accounting services. For the fiscal year ended October 31, 2008, Unified earned fees of $91,538 from the SMI Fund for transfer agent services and $52,503 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended October 31, 2008, Unified earned fees of $18,327 from the Managed Volatility Fund for transfer agent services and $41,215 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. At October 31, 2008, Unified was owed $8,096 and $1,616 from the SMI Fund and Managed Volatility Fund, respectively, for transfer agent services. At October 31, 2008, Unified was owed $1,690 and $4,313 from the SMI Fund and Managed Volatility Fund, respectively, for out-of-pocket expenses. For the fiscal year ended October 31, 2008, Unified earned fees of $67,938 and $24,655 from the SMI Fund and SMI Managed Volatility Fund, respectively, for fund accounting services. At October 31, 2008, Unified was owed $5,461 and $2,155 from the SMI Fund and the Managed Volatility Fund, respectively, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of each Fund. There were no payments made to the Distributor by either Fund for the fiscal year ended October 31, 2008. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the fiscal year ended October 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

		Managed
	SMI Fund	Volatility Fund
Purchases
U.S. Government Obligations	$ -	$ -
Other	416,739,642	73,846,304
Sales
U.S. Government Obligations	$ -	$ -
Other	338,342,618	51,450,459

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2008

NOTE 4. INVESTMENTS - continued

At October 31, 2008, the net unrealized appreciation (depreciation) of investments for tax purposes, excluding futures contracts was as follows:

Managed
	SMI Fund	Volatility Fund

Gross Appreciation	$ 224,904	$ 16,311
Gross (Depreciation)	(43,744,867)	(6,996,283)
Net Appreciation (Depreciation)
on Investments	$ (43,519,963)	$ (6,979,972)

At October 31, 2008, the aggregate cost of securities for federal income tax purposes (excluding future contracts) was $239,366,908 and $39,473,539 for the SMI Fund and the Managed Volatility Fund, respectively.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2008, National Financial Securities Corporation (“NFSC”), for the benefit of others, held 27.17% and 27.43% of the outstanding shares of the SMI Fund and the Managed Volatility Fund, respectively. As a result, NFSC may be deemed to control each of the Funds.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

SMI Fund. On December 31, 2007, the Fund paid an income distribution of $0.2218 per share, a short-term capital gain distribution of $0.2735 per share and a long-term capital gain distribution of $0.6231 per share to shareholders of record on December 28, 2007.

The tax characterization of distributions for the fiscal years ended October 31, 2008 and October 31, 2007, was as follows:

	2008	2007
Distributions paid from:
Return of Capital	$ 830,817	$ -
Ordinary Income	3,907,878	1,380,644
Short-term Capital Gain	4,359,184	-
Long-term Capital Gain	11,444,309	-
	$ 20,542,188	$ 1,380,644

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2008

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS – (continued)

At October 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	(36,587,156)
Unrealized appreciation (depreciation)	(43,519,963)
$ (80,107,119)

At October 31, 2008, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $482,182.

Managed Volatility Fund. On December 31, 2007, the Managed Volatility Fund paid an income distribution of $0.1747 per share to shareholders of record on December 28, 2007

The tax characterization of distributions for the fiscal year ended October 31, 2008, and the period ended October 31, 2007, was as follows:

	2008	2007
Distributions paid from:
Return of Capital	$ 105,931	$ -
Ordinary Income	360,031	-
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ 465,962	$ -

At October 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	(936,553)
Unrealized appreciation (depreciation)	(6,979,972)
$ (7,916,525)

At October 31, 2008, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $160,570 and the mark-to-market on futures contracts in the amount of $1,477,203.

NOTE 8. CAPITAL LOSS CARRYFORWARD

At October 31, 2008, the Managed Volatility Fund had available for federal tax purposes an unused capital loss carryforward of $936,553, which is available for offset against future taxable net capital gains. Of this loss carryforward, $40,040 expires on October 31, 2015, and the remaining balance expires on October 31, 2016. At October 31,2008, the SMI Fund had available for federal tax purposes an unused capital loss carryforward of $36,587,156, which expires on October 31, 2016. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

The Sound Mind Investing Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Sound Mind Investing Funds (the “Funds”), comprising The Sound Mind Investing Fund and The Sound Mind Managed Volatility Fund, each a series of the Unified Series Trust,as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Sound Mind Investing Funds as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and their financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 24, 2008

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008. Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 33) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

William J. Murphy (Age - 45) Assistant Treasurer, November 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 31 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor as of October 31, 2008

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 764-3863 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The Chairman of the Board of Trustees reported that on April 29, 2008, the Adviser Contract Renewal Committee of the Board (“Committee”) convened via teleconference to consider whether to recommend that the full Board approve the continuance of the Management Agreements (the “Agreements”) between the Trust, on behalf of Sound Mind Investing Fund (the “SMI Fund”) and Sound Mind Investing Managed Volatility Fund (the “Managed Volatility Fund” and with the SMI Fund, the “Funds”), and SMI Advisory Services, LLC (“SMI”), the Advisor.

The Chairman reported that the Committee noted that no changes were being proposed to the Agreements. The Committee noted that the materials specifically provided to the Committee members included the following: (i) executed copies of each Agreement and current expense cap side letter, (ii) a letter from the Administrator to SMI setting forth, and SMI’s response to, a detailed series of questions regarding, among other things, SMI’s services to the Funds, its profitability (if any) from managing the Funds and ideas for future growth for each Fund, (iii) a certification from SMI that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Funds, (iv) SMI’s Form ADV, (v) unaudited financial statements consisting of a balance sheet as of March 31st, income statement for the 2007 calendar year and for the year to date through March 31st, (vi) reports provided by the Administrator regarding each Fund’s performance for the periods ended March 31st as well as comparisons of the same to each Fund’s benchmark(s) and peer group for the same periods, and (vii) reports provided by the Administrator comparing each Fund’s advisory fee and total expenses (after fee waivers and reimbursement by SMI) to its selected peer groups. After discussing the materials, the Committee contacted the SMI principals.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed to be relevant in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgement. They noted that this included information regarding SMI that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangements. As a result, the Committee noted as follows:

The Nature, Extent and Quality of Services – The Committee reviewed the responses from SMI as to the resources provided to the Funds, and considered the adequacy of such resources in light of the expected growth in the level of Fund assets, including whether the resources are sufficient to sustain positive performance, compliance and other needs. The Committee noted that SMI provides 3 portfolio managers to manage the Funds. The Committee then noted that SMI was not proposing any changes to the level of services provided to the Funds. Based on the responses from SMI and its discussion with the representatives at the meeting, the Committee determined that SMI’s resources appear adequate.

SMI reported there had been no compliance issues, no changes to its compliance program and no SEC staff examination during the most recently completed year.

The Committee then requested that the Trust’s CCO discuss any compliance matters regarding SMI or the Funds. The CCO noted that SMI has implemented custom portfolio management software that pre-screens the Funds’ investments in an effort to prevent violations of each Fund’s investment limitations and other restrictions. He informed the Committee that SMI’s annual review of its compliance policies and procedures had been delayed due to several deaths in the family of SMI’s chief compliance officer 1. The SMI representatives confirmed that a report of the annual compliance review would be completed as soon as possible and forwarded to the Trust’s CCO.

Fund Performance – The Committee then discussed each Fund’s performance with the portfolio managers and reviewed other materials provided by SMI and the Administrator with respect to such performance.

SMI Fund. The Administrator reported that the SMI Fund returned -10.51% year-to-date as of March 31st, compared to -9.61% for Dow Jones Wilshire 5000, -9.85% for the Lipper Multi-Cap Core and -9.45% for S&P 500. It reported that, in contrast with the year-to-date performance returns, the SMI Fund outperformed each of its benchmarks during the one year period ended March 31, 2008, returning 0.18% as opposed to the negative returns of these benchmarks. At the invitation of the Committee, SMI’s portfolio managers discussed the SMI Fund’s performance, and noted that the first quarter of 2008 had been very volatile on a market-wide basis. They noted that as a “trend-following” fund, the Fund did not perform well in a volatile market where there was no clear trend to follow. The Committee noted that materials provided by the Administrator indicated that the Fund had outperformed its Morningstar peer group’s average returns for the year-to-date and one-year periods ended March 31st.

Managed Volatility Fund. The Administrator reported that the Managed Volatility Fund returned -10.71% for year-to-date period ended 3/31/08, compared to -9.61% for Dow Jones Wilshire 5000, -9.85% for the Lipper Multi-Cap Core and -9.45% for S&P 500. It reported that, in contrast with the year-to-date performance returns, the Fund outperformed each of its benchmarks during the one year period ending ended March 31, 2008. The portfolio managers explained that, as with the SMI Fund, the Managed Volatility Fund’s performance in the first quarter of 2008 was adversely affected by a volatile market where there was no clear trend to follow. At the Trustee’s request, the portfolio managers also discussed the specific hedging strategies used by SMI with respect to the Managed Volatility Fund.

Fee Rates and Profitability – The Committee then reviewed the material provided by the Administrator and SMI with respect to the Funds’ fees and expenses, and SMI’s profitability from managing the Funds.

SMI Fund. The Administrator reported that the Fund’s advisory fee of 1.00% is consistent with its peer group maximum, and that the same applies to the Fund’s net expense ratio of 2.18%. It noted that, as a fund of funds, fees and expenses of acquired funds at 0.93% accounted for a significant portion of the Fund’s expense ratio during its last fiscal year. The Committee noted that SMI has contractually agreed to cap the SMI Fund’s expenses at 1.50%, subject to the usual limitations (such as fees and expenses of acquired funds), through February 2009.

Managed Volatility Fund. The Administrator reported that the Fund’s advisory fee of 1.00% is lower than the peer group average of 1.13%. The Administrator also reported that, at 2.23% the Managed Volatility Fund’s net expenses were higher than the peer group average of 1.91%, but lower than the peer group maximum. It noted that fees and expenses of acquired funds also accounted for a significant portion of the Managed Volatility Fund’s expense ratio during its last fiscal year. The Committee noted that SMI has contractually agreed to cap the Managed Volatility Fund’s expenses at 1.50%, subject to the usual limitations (such as fees and expenses of acquired funds).

The Committee noted SMI’s representation that its advisory fees are consistent with funds with similar “fund upgrading” strategies. The Committee then reviewed SMI’s financial statements, and noted that the firm appears to be financially sound. It noted that SMI does not pay a salary to the portfolio managers, but that their salaries are paid by the co-owners of SMI or their affiliates. The Committee noted the representation from SMI that its profitability from managing the Funds was “adequate” after deducting expenses and salaries of portfolio managers. SMI reported that the firm is healthy and profitable, but not excessively profitable. They noted that the SMI Fund recently reached the first breakpoint in its advisory fee and, as a result, the SMI Fund’s advisory fee for assets over $250 million has been reduced to 0.90%. The Advisor informed the Committee that SMI intends to maintain the existing expense cap arrangements for the foreseeable future.

The Committee noted that SMI reported that it does not enter into soft dollar arrangements with respect to the Funds’ brokerage commissions. It also noted that SMI does not receive any 12b-1 fees from the Funds.

Economies of Scale – In determining the reasonableness of the Funds’ advisory fees, the Committee also considered whether economies of scale will be realized as each Fund grows larger, and the extent to which this is reflected in the Fund’s advisory fee. The Committee noted that each Fund’s Agreement has breakpoints in its advisory fee as assets increase, and once again noted the reduced advisory fee for the SMI Fund for assets over $250 million. It noted that the next breakpoint would occur when the Fund’s assets reach $500 million.

The Committee then asked SMI to discuss its ideas for continued growth of each Fund’s assets. SMI’s principals noted that the Funds continue to grow despite the downturn in the markets, and noted that the Funds have benefited from the affiliation with the Sound Mind Investing newsletter.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that each Fund’s advisory fee (after waiver and reimbursement by SMI) was reasonable, and that its members were unanimously recommending that the Board approve the Fund’s Agreement.

After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust or the Advisor, determined that the Management Agreement was reasonable. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and SMI is in the best interests of the SMI Funds and its shareholders and voted to continue the Management Agreement for an additional one year term.

(1) Subsequent to the meeting, SMI’s annual review of its compliance policies and procedures was completed and reviewed without comment.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

INVESTMENT ADVISOR

SMI Advisory Services, LLC

11561 W. Grandview Dr.

Columbus, IN 47201

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Marathon Value Portfolio

Annual Report

October 31, 2008

Fund Advisor:

Spectrum Advisory Services Inc.

1050 Crown Point Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

October 31, 2008

Dear Fellow Shareholders:

Our fund had a year of superb relative and miserable absolute performance during one of the worst periods in U.S. stock market history. For a discussion of Marathon Value Portfolio’s (The “Fund”) performance during its latest fiscal year ended October 31, 2008, please see “Management Discussion” in the annual report.

In looking at the current market decline compared to previous sharp declines, it is important to note that speculation in common stocks was not the root cause. Valuations of most companies were reasonable in relation to the riskless rate of return. In contrast, in 1929 even a successful corporation like RCA was so overvalued that it took until 1962 for RCA to recover to its 1929 price. In 1973, so-called nifty-fifty stocks carried price earnings ratios of 50 or higher. As I have commented in previous letters, the root of the current crisis lies in the extraordinary credit boom and the unregulated lending environment. As such, the current crisis is more akin to the panics which preceded the establishment of the Federal Reserve.

While margin requirements on stocks are far higher than in 1929, today’s hedge funds succeeded in borrowing large sums in order to enhance their returns. In the current market, this leverage works against them, and they have been forced to sell stocks to pay down borrowings and meet redemptions. Their selling and the credit crunch continue to weigh on stocks.

If I am correct that we are seeing a panic, then once confidence is restored, we should see the end of the secular bear market which began in March 2000. At that point, a major sustained bull market can begin. The final months of a bear market present the rare opportunity to purchase the highest quality companies at prices that do not reflect their value as businesses. Think of a high-end store which suddenly must put its goods on sale at distress prices. If you have the money, you might skip the trip to Wal-Mart. Our strategy will be to sell some of our less high quality investments which were purchased because of their more favorable price value equation and to purchase shares of the best businesses that are available.

During the year, I have added substantially to my holdings in the Fund. I do not minimize the personal hardships which many face as a result of the economic decline which the financial world precipitated. But, these same conditions have created rare opportunities which I believe will benefit long-term investors in the Fund. Unlike many mutual funds, we have the cash to seize these opportunities thanks to our low level of redemptions and my previous caution. After the first half of the new year, I look forward to reporting on our progress. I thank long-term shareholders who have truly made Marathon Value Portfolio a unique proposition in today’s investment world.

Sincerely,

Marc Heilweil

MANAGEMENT DISCUSSION

Over the last twelve-month period ending October 31, 2008, Marathon Value Portfolio (“Marathon” or the “Fund”) returned -23.36%. Marathon’s annualized return since inception (March 28, 2000) is +4.98%. The comparable total returns for the S&P 500 Index, the Fund’s benchmark, are -36.10% and -3.37%. Since the Fund’s inception, the Fund’s cumulative return has been +51.80% versus the S&P 500 Index cumulative total return of -25.54%, for a total return differential of +77.34% for Marathon.

PERFORMANCE SUMMARY

	Calendar 2000*	Calendar 2001	Calendar 2002	Calendar 2003	Calendar 2004	Calendar 2005	Calendar 2006	Calendar 2007	Year-to-Date 2008 as of 10/31/08	Since Inception* as of 10/31/08
Marathon Value Portfolio S&P 500 Index	16.06% 11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	3.10% 5.49%	-20.28% -32.84%	51.80% -25.54%

Annualized Total Returns
For the Periods Ended October 31, 2008
	One Year Average	Three Year Average	Five Year Average	Since Inception*
Marathon Value Portfolio S&P 500 Index	-23.36% -36.10%	-1.80% -5.21%	3.54% 0.26%	4.98% -3.37%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, before waivers and reimbursements is 1.27% (1.25% after waivers and reimbursements by the Advisor).

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.comor by calling 1-800-788-6086. The S&P 500 Index is unmanaged and returns for both the Index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an Index, but it is possible to invest in exchange-traded funds or other securities that attempt to track the performance of the Index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund's Prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.comor by calling 1-800-788-6086.

The Fund is distributed by Unified Financial Securities, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA)

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through October 31, 2008. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling

1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

The credit crisis, which embroiled most financial companies to some extent during the 12-month period, also had a pronounced effect on various other sectors of the market and holdings within the Fund. This was especially true near the end of the period, as investor confidence plunged and massive selling pressure from hedge fund de-leveraging and other forced liquidations hit the market. The S&P 500 finished October with the lowest 1-month, 6-month, and 12-month returns of any month-ending periods in the Fund’s history.

Especially towards the end of the fiscal year, the stock market saw many days with an accelerated flurry of late day selling, which seemed to directly correlate with the massive fund liquidations taking place.  These late day liquidations have clearly forced funds to sell quality companies at some of their lowest trading prices in years.  Unlike many equity mutual funds, Marathon has had positive investor flows, allowing us to be a net buyer at these low valuations, rather than having to sell to raise cash, and produce unwanted capital gains. Part of our discipline during the period included using the attractive buying opportunities to improve the overall quality of holdings in the Fund.

With consumers representing more than two-thirds of the U.S. economy, investors have been rightfully concerned whether declining housing and investment values and the tightened credit markets might lead consumers to meaningfully reduce consumption and push the economy well into recession. We therefore maintained a conservative posture during the period, both in terms of our security selection and our use of some hedging and active management of higher cash balances. In our view, however, certain areas of the equity market offered very attractive prices for companies that should withstand an economic slowdown better than most. We recently repurchased shares of Tiffany, which we have owned with success previously, feeling the stock was oversold for a high-end retailer with a sterling brand and solid balance sheet. We also added to our holdings in several diversified industrial companies which have many business lines with less consumer exposure, including 3M (down -25.5% during the fiscal year), PPG Industries (-33.7%), Tyco International (-38.6%), and Eaton (-51.4%).

During the period, we again purchased a large amount of Swiss government bonds, which are denominated in Swiss Francs, as an intended hedge against a reversal of the U.S. Dollar’s recent strength versus European currencies and also as a safe haven instrument during this environment of market stress. We previously had a very successful holding of Swiss government bonds in 2007. In both instances, the position has been the largest non-cash equivalent holding in the Fund.

One of the largest drags on the Fund’s performance during the fiscal year was from Noble (-39.2%), which has been a very strong performer in the past and one of our largest equity holdings. We were certainly concerned about overcapacity within certain segments of the energy market and the potential for oil prices to drop as they were approaching $150 during the summer. We remained underweighted versus our S&P 500 benchmark and hedged our exposure somewhat through use of an inverse basic materials sector ETF. But in our view, Noble’s sharp sell-off does not adequately value the company’s strong balance sheet and already-contracted future business, and we have recently added to our position. We also initiated positions in a few other leading energy companies during the period: Anadarko Petroleum, Schlumberger, and Valero Energy.

The dislocations in the credit markets resulted in several opportunities within the auction-rate and commercial paper markets.  Since Marathon did not have to raise cash during the period to meet redemptions, on a number of occasions we were able to acquire cash alternatives that yielded well in excess of money market fund rates, and in most cases, the returns were more than double.  In fact, on occasion throughout the year, we owned auction rate securities that paid double digit annualized returns, albeit for usually less than 90 days. We seized these opportunities while they lasted, and without exposing shareholders to much additional credit risk, as these issuers were investment grade, and in most cases, they refinanced some debt and retired the issues we owned.

Fund Holdings- (unaudited)

1Based on net assets.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as the fee imposed on short-term redemptions; and (2) ongoing costs, consisting solely of management fees and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2008) and held for the entire period (through October 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Marathon Value Portfolio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 – October 31, 2008
Actual	$1,000.00	$806.43	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.35

*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Marathon Value Portfolio
Schedule of Investments
October 31, 2008

Common Stocks - 76.19%	Shares	Value

Aerospace-Defense - 0.24%
Northrop Grumman Corp.	1,400	$ 65,646

Automobiles, Parts & Equipment - 0.65%
Toyota Motor Corp. (b)	2,300	175,007

Banking - 1.24%
Mitsubishi UFJ Financial Group, Inc. (b)	22,500	141,075
U.S. Bancorp	6,530	194,659
		335,734

Broadcasting & Cable - 1.01%
Liberty Global, Inc. - Class A (a)	10,500	173,145
Liberty Media Corp. - Entertainment Group Tracking Stock - Class A (a)	6,232	100,335
		273,480

Computer Communications Equipment - 1.55%
Cisco Systems, Inc. (a)	23,500	417,595

Construction Materials - 0.99%
Vulcan Materials Co.	4,900	265,972

Crude Petroleum & Natural Gas - 0.79%
Anadarko Petroleum Corp.	6,000	211,800

Delivery and Freight Services - 2.57%
Arkansas Best Corp.	7,500	218,925
United Parcel Service, Inc. - Class B	9,000	475,020
		693,945

Diversified Financial Services - 0.51%
Moody's Corp.	5,400	138,240

Electric Components & Equipment - 1.83%
SECOM Co., Ltd. (b)	2,800	209,537
Zebra Technologies Corp. - Class A (a)	14,075	284,878
		494,415

Electric Utilities - 0.78%
Korea Electric Power Corp. (b)	15,400	152,460
NorthWestern Corp.	3,000	58,620
		211,080

Energy - 0.86%
Sasol Ltd. (b)	8,000	231,440

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2008

Common Stocks - 76.19% - continued	Shares	Value

Fire, Marine & Casualty Insurance - 2.01%
Tokio Marine Holdings, Inc. (b)	7,750	$ 231,672
White Mountains Insurance Group, Ltd.	900	310,050
		541,722

Healthcare Distribution & Services - 3.37%
Cardinal Health, Inc.	7,500	286,500
IMS Health, Inc.	10,627	152,391
Pharmaceutical Product Development, Inc.	15,200	470,896
		909,787

Healthcare Equipment - 3.82%
Becton, Dickinson & Co.	5,500	381,700
Dionex Corp. (a)	5,200	279,916
Medtronic, Inc.	3,500	141,155
St. Jude Medical, Inc. (a)	6,000	228,180
		1,030,951

Household Furniture - 0.25%
Natuzzi S.p.A. (a) (b)	21,400	66,768

Household Products - 2.53%
Colgate-Palmolive Co.	2,500	156,900
Kimberly-Clark Corp.	5,600	343,224
Procter & Gamble Co.	2,827	182,455
		682,579

Industrial Conglomerates - 6.97%
3M Co.	9,900	636,570
Eaton Corp.	7,000	312,200
General Electric Co.	18,300	357,033
Leggett & Platt, Inc.	5,200	90,272
Tyco International, Ltd.	19,175	484,744
		1,880,819

Industrial Machinery - 2.01%
Illinois Tool Works, Inc.	7,200	240,408
Lincoln Electric Holdings, Inc.	7,000	302,050
		542,458

Insurance - 1.60%
AEGON N.V. (c)	23,000	94,530
Aon Corp.	8,000	338,400
		432,930

Integrated Oil & Gas - 0.89%
ConocoPhillips	4,600	239,292

Laboratory Analytical Instruments - 0.91%
Applied Biosystems, Inc.	8,000	246,640

Oil & Gas Equipment & Services - 1.55%
Noble Corporation	13,000	418,730

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2008

Common Stocks - 76.19% - continued	Shares	Value

Oil, Gas Field Services - 0.57%
Schlumberger Ltd.	3,000	$ 154,950

Operative Builders - 0.63%
Avatar Holdings, Inc. (a)	5,000	169,750

Packaged Foods - 1.69%
Campbell Soup Co.	12,000	455,400

Paper/Forest Products - 1.30%
Plum Creek Timber Co., Inc.	9,370	349,314

Perfumes, Cosmetics & Other Toilet Preparations - 0.51%
Elizabeth Arden, Inc. (a)	8,000	138,320

Petroleum Refining - 0.27%
Valero Energy Corp.	3,500	72,030

Pharmaceutical - 2.02%
Abbott Laboratories	7,000	386,050
Arena Pharmaceuticals, Inc. (a)	6,934	25,517
Bristol-Myers Squibb Co.	6,500	133,575
		545,142

Property & Casualty Insurance - 2.98%
Alleghany Corp. (a)	1,081	304,842
Berkshire Hathaway, Inc. - Class B (a)	130	499,200
		804,042

Publishing, Printing & Media - 0.90%
John Wiley & Sons, Inc. - Class A	7,000	243,460

Pumps & Pumping Equipment - 1.31%
Graco, Inc.	14,238	352,106

Radiotelephone Communications - 0.15%
SK Telecom Co., Ltd (b)	2,300	39,583

Restaurants - 1.80%
McDonald's Corp.	8,400	486,612

Retail - General Merchandise Stores - 2.43%
Costco Wholesale Corp.	6,300	359,163
Family Dollar Stores, Inc.	11,000	296,010
		655,173

Retail - Jewelry Stores - 0.97%
Tiffany & Co.	9,500	260,775

Retail - Specialty Stores - 0.17%
Circuit City Stores, Inc.	20,000	5,200
Office Depot, Inc. (a)	11,200	40,320
		45,520

Savings Institutions - 0.67%
First Niagara Financial Group, Inc.	11,500	181,355

Semiconductors & Related Devices - 1.09%
Linear Technology Corp.	13,000	294,840

Services - Consumer Credit Reporting, Collection Agencies - 0.45%
Equifax, Inc.	4,700	122,576

Services - Data and Transaction Processing - 2.43%
Automatic Data Processing, Inc.	6,700	234,165
Global Payments, Inc.	5,500	222,805
Total System Services, Inc.	14,500	199,230
		656,200

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2008

Common Stocks - 76.19% - continued	Shares	Value

Services - Staffing - 1.57%
CDI Corp.	15,800	$ 205,400
Robert Half International, Inc.	11,500	217,005
		422,405

Soft Drinks - 1.14%
Coca-Cola Co./The	7,000	308,420

Specialty Chemicals - 4.74%
Cabot Corp.	12,500	330,625
PPG Industries, Inc.	10,600	525,548
Valspar Corp.	20,700	423,315
		1,279,488

Systems Software & Computer Hardware - 3.06%
International Business Machines Corp.	6,200	576,414
Microsoft Corp.	11,100	247,863
		824,277

Theaters - 0.50%
Reading International, Inc. - Class A (a)	24,300	134,136

Wholesale - Electronic Parts & Equipment - 2.49%
Avnet, Inc. (a)	21,500	359,910
Tyco Electronics Ltd.	16,000	311,040
		670,950

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 0.47%
Patterson Companies, Inc. (a)	5,000	126,650

Wholesale - Motor Vehicle Supplies & New Parts - 0.95%
Genuine Parts Co.	6,500	255,775

TOTAL COMMON STOCKS (Cost $20,442,321)		20,556,279

Real Estate Investment Trusts - 1.27%

Alexander's, Inc.	500	175,000
EastGroup Properties, Inc.	5,000	167,400

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $151,116)		342,400

Preferred Stock - 1.02%

E. I. du Pont De Nemours & Co. $4.50	3,500	276,325

TOTAL PREFERRED STOCK (Cost $273,570)		276,325

Exchange-Traded Funds - 2.90%

CurrencyShares Swiss Franc Trust	2,600	223,626
UltraShort Basic Materials ProShares	5,000	351,000
UltraShort MSCI Emerging Markets ProShares	2,400	208,560

TOTAL EXCHANGE-TRADED FUNDS (Cost $577,530)		783,186

	Principal
Corporate Bonds - 3.24%	Amount

Ambac Financial Group, Inc., 5.950%, 12/05/2035	$ 600,000	246,948
Comerica Bank, 4.175%, 01/09/2009 (g)	250,000	250,000
CWABS, Inc., 6.259%, 10/25/2032 (e) (g)	70,624	2,157
CWABS, Inc., 3.919%, 04/25/2032 (e) (g)	93,852	68,871
IMPAC CMB Trust, 4.159%, 10/25/2033 (f) (g)	187,678	174,084
IMPAC CMB Trust, 4.099%, 9/25/2034 (f) (g)	186,225	130,950
Mississippi Chemical Corp., 7.250%, 11/15/2017 (a) (d)	125,000	-

TOTAL CORPORATE BONDS (Cost $1,235,365)		873,010

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2008

	Principal
Foreign Government Bonds - 3.28%	Amount	Value

Swiss Government Bonds, 3.250%, 08/07/2010	$ 1,000,000	$ 883,860

TOTAL FOREIGN GOVERNMENT BONDS (Cost $932,308)		883,860

Commercial Paper - 5.75%
Alcoa, 11/14/2008, 5.550% (i)	250,000	249,461
Alcoa, Inc., 11/03/2008, 3.640% (i)	750,000	749,773
Heinz H.J. Company, 11/07/2008, 4.000% (i)	552,000	551,571

TOTAL COMMERCIAL PAPER (Cost $1,550,805)		1,550,805
	Shares
Money Market Securities - 6.22%

Fidelity Institutional Money Market Portfolio - Class I, 3.18% (h)	1,678,309	1,678,309

TOTAL MONEY MARKET SECURITIES (Cost $1,678,309)		1,678,309

TOTAL INVESTMENTS (Cost $26,841,324) - 99.87%		$ 26,944,174

Other assets less liabilities - 0.13%		34,416

TOTAL NET ASSETS - 100.00%		$ 26,978,590

(a) Non-income producing.
(b) American Depositary Receipt.
(c) New York Registry.
(d) In default, issuer filed Chapter 11 bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.
(e) Asset-Backed Security.
(f) Collateralized mortgage obligation.
(g) Variable rate securities; the coupon rate shown represents the rate at October 31, 2008.
(h) Variable rate security; the rate shown represents the money market rate at October 31, 2008.
(i) Yield shown is as of October 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Assets and Liabilities
October 31, 2008

Assets
Investments in securities
At cost	$ 26,841,324
At market value	26,944,174

Interest receivable	30,775
Dividends receivable	31,633
Total assets	27,006,582

Liabilities
Accrued advisory fees (a)	27,992
Total liabilities	27,992

Net Assets	$26,978,590

Net Assets consist of:
Paid in capital	26,530,788
Accumulated undistributed net investment income	233,313
Accumulated net realized gain on investments	111,994
Net unrealized appreciation (depreciation) on:
Investments	102,850
Foreign currency transactions	(355)

Net Assets	$26,978,590

Shares outstanding (unlimited number of shares authorized)	2,151,308

Net Asset Value
Offering and redemption price per share	$12.54

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Operations
For the year ended October 31, 2008

Investment Income
Dividend income (net of withholding tax of $4,769)	$453,962
Interest income	236,991
Total Income	690,953

Expenses
Investment advisor fee (a)	360,552
Trustee expenses	4,802
Total Expenses	365,354
Expenses waived by advisor (a)	(4,802)
Net operating expenses	360,552
Net Investment Income	330,401

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	26,766
Foreign currency transactions	94,200
Change in unrealized appreciation (depreciation)
on investment securities	(7,947,455)
Change in unrealized appreciation (depreciation)
on foreign currency transactions	(1,193)
Net realized and unrealized gain (loss) on investment securities
and foreign currency transactions	(7,827,682)
Net increase (decrease) in net assets resulting from operations	$ (7,497,281)

(a) See Note 3 to the Financial Statements

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statements of Changes In Net Assets

	Year ended	Year ended
Increase in Net Assets due to:	October 31, 2008	October 31, 2007
Operations
Net investment income (loss)	$ 330,401	$ 260,071
Net realized gain (loss) on investment securities and foreign currency transactions	120,966	536,246
Change in unrealized appreciation (depreciation) on investments
and foreign currency transactions	(7,948,648)	2,058,751
Net increase (decrease) in net assets resulting from operations	(7,497,281)	2,855,068

Distributions
From net investment income	(320,242)	(184,262)
From capital gains	(545,310)	(440,527)
Change in net assets from distributions	(865,552)	(624,789)

Capital Share Transactions
Proceeds from shares sold	8,489,865	2,773,882
Reinvestment of distributions	860,628	619,849
Amount paid for shares repurchased	(2,090,460)	(2,480,102)
Net increase (decrease) in net assets resulting
from share transactions	7,260,033	913,629
Total Increase (Decrease) in Net Assets	(1,102,800)	3,143,908

Net Assets
Beginning of year	28,081,390	24,937,482

End of year	$ 26,978,590	$28,081,390

Accumulated undistributed net investment income	$ 233,314	$223,154

Capital Share Transactions
Shares sold	570,915	170,502
Shares issued in reinvestment of distributions	55,453	39,182
Shares repurchased	(138,976)	(150,807)

Net increase (decrease) from capital share transactions	487,392	58,877

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Financial Highlights
(For one share outstanding during the period)

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004

Selected Per Share Data

Net asset value, beginning of period	$16.88	$ 15.54	$14.31	$13.09	$11.55

Income from investment operations
Net investment income	0.16	0.16	0.11	0.10	0.09
Net realized and unrealized gain (loss)	(4.01)	1.57	1.45	1.22	1.53
Total from investment operations	(3.85)	1.73	1.56	1.32	1.62

Less Distributions to shareholders:
From net investment income	(0.18)	(0.11)	(0.10)	(0.10)	(0.08)
From capital gains income	(0.31)	(0.28)	(0.23)
Total distributions	(0.49)	(0.39)	(0.33)	(0.10)	(0.08)

Net asset value, end of period	$ 12.54	$16.88	$15.54	$14.31	$13.09

Total Return (a)	-23.36%	11.30%	11.01%	10.11%	14.12%

Ratios and Supplemental Data
Net assets, end of period (000)	$26,979	$28,081	$24,937	$20,523	$16,819
Ratio of expenses to average net assets
before waiver	1.27%	1.26%	1.27%	1.27%	1.26%
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to
average net assets before waiver	1.13%	0.95%	0.77%	0.73%	0.78%
Ratio of net investment income to
average net assets	1.15%	0.96%	0.79%	0.76%	0.79%
Portfolio turnover rate	41.77%	25.12%	29.03%	38.04%	28.21%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2008

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998. The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s advisor has been Spectrum Advisory Services, Inc. (“Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Pricing Committee of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances where the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Marathon Value Portfolio

Notes to the Financial Statements - continued

October 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2008, there were no such reclassifications.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective November 1, 2007. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operation.

As of and during the fiscal year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including for how such activities are accounted and their effect on the Fund’s financial performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Marathon Value Portfolio

Notes to the Financial Statements - continued

October 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee." The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees and extraordinary or nonrecurring expenses.  The Agreement does not require the Advisor to pay indirect expenses incurred by the Fund, such as fees and expenses of other investment companies in which the Fund may invest. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above. For the fiscal year ended October 31, 2008, the Advisor earned fees of $360,552 from the Fund. The Advisor has contractually agreed to waive and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total net annual operating expenses, except brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any direct expenses such as expenses incurred by other investment companies in which the Fund may invest and 12b-1 fees and extraordinary expenses, at 1.25% of average daily net assets through February 28, 2009. For the fiscal year ended October 31, 2008, pursuant to the expense cap, the Advisor reimbursed fees of $4,802. As of October 31, 2008, the Advisor was owed $27,992 for its advisory services.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2008. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Marathon Value Portfolio

Notes to the Financial Statements - continued

October 31, 2008

NOTE 4. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2008, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$ 500,689
Other	16,345,044

Sales
U.S. Government Obligations	$ 534,699
Other	10,394,555

As of October 31, 2008, the net unrealized appreciation of investments for tax purposes was as follows:

Amount
Gross Appreciation	$ 3,457,789
Gross (Depreciation)	(3,354,939)

Net Appreciation on
Investments	$ 102,850

At October 31, 2008, the aggregate cost of securities for federal income tax purposes was $26,841,324.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2008, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 76.23% of the Fund’s shares. As a result, Charles Schwab & Co. may be deemed to control the Fund. Marc S. Heilweil, President of the Adviser, owns 3.26% of the outstanding shares of the Fund as of October 31, 2008.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 17, 2007, the Fund paid an income distribution of $0.1817 per share, a long-term capital gain distribution of $0.2867 per share and a short-term capital gain distribution of $0.0227 per share to shareholders of record on December 14, 2007.

Marathon Value Portfolio

Notes to the Financial Statements - continued

October 31, 2008  NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS- continued

The tax character of distributions paid during the fiscal years 2008 and 2007 were as follows:

	2008	2007
Ordinary income	$ 320,242	$ 184,262
Short-term Capital Gain	40,008	29,828
Long-term Capital Gain	505,302	410,699
	$ 865,552	$ 624,789

On December 19, 2008, the Fund paid an income distribution of $0.1663 per share, and a short-term capital gain distribution of $0.0140 per share to shareholders of record on December 18, 2008.

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 344,951
Undistributed long-term capital gain	-
Unrealized appreciation	102,850

$ 447,801

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Marathon Value Portfolio

(Unified Series Trust)

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of the Unified Series Trust, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 22, 2008

TRUSTEES AND OFFICERS(Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. 1992 - 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustee & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 33) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 31 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Fund’s Distributor as of October 31, 2008.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the Trustees and is available, without charge, upon request. You may call toll-free (800) 788-6086 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer & Chief Financial Officer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Spectrum Advisory Services Inc.

1050 Crown Point Parkway, Suite 750

Atlanta, GA 30338

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Becker Value Equity Fund

(NASDAQ: BVEFX)

Annual Report

October 31, 2008

Fund Advisor:

Becker Capital Management, Inc.

1211 SW Fifth Avenue

Suite 2185

Portland, OR 97204

Toll Free: (800) 551-3998

Becker Value Equity Fund

MANAGEMENT’S DISCUSSION & ANALYSIS

The fiscal year ended October 31, 2008 was one of the worst periods in history for the stock market. While the Becker Value Equity Fund (the “Fund”) outperformed both the Russell 1000 Value and S&P 500 indices by 6.25% percentage points, the absolute return was disappointing. Given the magnitude of the past year’s decline, even three and five year market returns fall well below their long term averages. Despite these recent challenges, the Fund’s annualized return since its November 03, 2003 inception has been 3.12%, versus 1.90% and 0.10% respectively for the Russell 1000 Value and S&P 500 indices.

Since Becker Capital’s inception in 1976, our investment goal has been to preserve capital during the inevitable bear markets and generate solid results during the equally inevitable rebounds. The primary reason the Fund has outperformed its benchmarks is that it has been conservatively positioned. Our weightings in such areas as consumer staples (Coca-Cola, General Mills and Kroger) and healthcare (Abbott Labs and Becton-Dickinson), with their strong patterns of recurring revenues and earnings, helped preserve capital in the Fund.

The National Bureau of Economic Research recently declared the recession officially began in December 2007. The stock market today reflects considerable stress in the global financial system. Much of this distress is evidenced by a significant chilling of the credit markets and economy, not just in the U.S., but across the globe. A year ago, many observers expected the problems of the sub-prime mortgage market to be more or less confined; however, credit problems and concerns spread to other classes of mortgages, mortgage-backed bonds and a wide range of debt securities. The high levels of leverage employed by many of the large banks and investment firms in recent years further exacerbated the situation. One of the reasons the Fund declined less than others was that it was consistently underweighted in financial stocks, thus avoiding those plentiful disasters. In fact, the majority of our financial stock holdings have been insurers like Chubb and Marsh McLennan that have fared relatively well.

To attempt to stabilize the financial markets, the Government has injected unprecedented liquidity into the economic system. Notwithstanding, the freeze in the credit markets, together with the decline in personal wealth, is likely to slow both consumer and business spending while all involved go about repairing and restoring their balance sheets. We expect the future will bring more savings and less debt-financed spending. On a positive note, much lower prices for both energy (oil is now at $41 per barrel versus a peak of just under $150 at midyear) and many other commodities will help produce a beneficial effect in terms of inflation and corporate margins, thus reducing the burden on both consumers and business. The downside to lower commodity prices has been a major decline in the price of energy/commodity stocks. While we were modestly under-weight in energy, the sheer magnitude of energy stock price declines in the last several months penalized your results. For example, the Fund’s holdings of Conoco Oil and Royal Dutch Shell peaked last summer near $90 per share and have since declined to the low $40’s. At current prices, we view energy as a very undervalued sector of the market.

Neither we nor anyone else knows how long or how severe this recession and credit market turbulence will persist. Reflecting these conditions, investor pessimism is at a record high and consumer confidence near a record low. While perhaps counterintuitive, bull markets are typically born amidst such conditions. In our discussion last year we wrote; “the proliferation of derivative securities in recent years has made it extremely difficult to assess the risks to our economy. Suffice it to say a fairly broad de-leveraging is underway, together with an apparent re-pricing of risk.” Consistent with that opinion, we have maintained a conservative approach, focusing on individual stock selection of high quality companies with strong, unlevered balance sheets and cash flows that should not only allow them to survive a potentially extended economic downturn, but to thrive when economic activity normalizes. Current valuations of many individual securities have become compelling and we view the current market as filled with opportunity for the patient investor.

Investment Results(unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index is an unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Index are widely recognized unmanaged indexes of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETF's or other investment vehicles that attempt to track the performance of the benchmark Index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-800-551-3998. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Becker Value Equity Fund and the

S&P 500 Index

The chart above assumes an initial investment of $10,000 made on November 3, 2003 (commencement of Fund operations) and held through October 31, 2008. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of the Index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-551-3998. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS– (Unaudited)

1As a percent of net assets.

2Companies with market capitalizations greater than $1.5 billion.

3Companies with market capitalization less than $1.5 billion.

The Becker Value Equity Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor. The Fund will generally select stocks of companies with market capitalizations that exceed $1.5 billion.

AVAILABILITY OF PORTFOLIO SCHEDULE- (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Fund’s Forms N-Q is available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND'S EXPENSES- (Unaudited)

As a shareholder of the Becker Value Equity Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for six months from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Becker Value Equity Fund
Schedule of Investments
October 31, 2008

Common Stocks - 93.70%	Shares	Value

Abrasive Asbestos & Miscellaneous Nonmetallic Mineral Products - 1.35%
CARBO Ceramics, Inc.	18,000	$ 778,860

Air Courier Services - 2.04%
FedEx Corp.	18,000	1,176,660

Beverages - 2.49%
Coca-Cola Co. / The	19,100	841,546
Constellation Brands, Inc. - Class A (a)	47,000	589,380
		1,430,926

Biological Products - 2.70%
Amgen, Inc. (a)	26,000	1,557,140

Bottled & Canned Soft Drinks & Carbonated Waters - 1.17%
Cadbury plc (b)	18,240	674,515

Cable & Other Pay Television Services - 1.67%
Comcast Corp. - Class A	61,000	961,360

Computer Storage Devices - 1.02%
NetApp, Inc. (a)	43,200	584,496

Crude Petroleum & Natural Gas - 3.92%
Pioneer Natural Resources Co.	26,000	723,580
Royal Dutch Shell plc - Class A (b)	27,500	1,534,775
		2,258,355

Drilling Oil & Gas Wells - 1.04%
Diamond Offshore Drilling, Inc.	2,900	257,520
Helmerich & Payne, Inc.	10,000	343,100
		600,620

Electronic & Other Electrical Equipment - 2.03%
General Electric Co.	60,000	1,170,600

Electronic Connectors - 1.54%
Tyco International, Ltd.	35,000	884,800

Fats & Oils - 4.50%
Archer-Daniels-Midland Co.	62,000	1,285,260
Bunge, Ltd.	34,000	1,305,940
		2,591,200

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 93.70% - continued	Shares	Value

Fire, Marine & Casualty Insurance - 5.44%
Allstate Corp. / The	40,000	$ 1,055,600
Chubb Corp. / The	28,000	1,450,960
Zenith National Insurance Corp.	19,000	624,340
		3,130,900

Food & Kindred Products - 1.96%
Sara Lee Corp.	100,800	1,126,944

Grain Mill Products - 0.99%
General Mills, Inc.	8,400	569,016

Insurance Agents, Brokers & Service - 2.09%
Marsh & McLennan Companies, Inc.	41,000	1,202,120

Malt Beverages - 0.97%
Molson Coors Brewing Co. - Class B	15,000	560,400

Meat Packing Plants - 0.96%
Hormel Foods Corp.	19,500	551,070

Motor Vehicles & Passenger Car Bodies - 2.07%
Honda Motor Co., Ltd. (b)	48,000	1,188,960

National Commercial Banks - 3.60%
TCF Financial Corp.	48,000	851,520
U.S. Bancorp	41,000	1,222,210
		2,073,730

Office Machines - 1.99%
Pitney Bowes, Inc.	46,300	1,147,314

Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 2.43%
Zimmer Holdings, Inc. (a)	30,100	1,397,543

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.94%
PPG Industries, Inc.	22,500	1,115,550

Paper Mills - 1.71%
International Paper Co.	57,000	981,540

Petroleum Refining - 4.97%
Chevron Corp.	13,275	990,315
ConocoPhillips	14,000	728,280
Murphy Oil Corp.	22,500	1,139,400
		2,857,995

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 93.70% - continued	Shares	Value

Pharmaceutical Preparations - 2.78%
Abbott Laboratories	10,000	$ 551,500
Eli Lilly & Co.	31,000	1,048,420
		1,599,920

Public Building and Related Furniture - 1.39%
Johnson Controls, Inc.	45,000	797,850

Publishing or Publishing and Printing (Books) - 2.33%
McGraw-Hill Companies, Inc.	50,000	1,342,000

Retail - Drug and Proprietary Stores - 2.04%
Walgreen Co.	46,000	1,171,160

Retail - Grocery Stores - 1.77%
Kroger Co. / The	37,000	1,016,020

Retail - Variety Stores - 2.51%
Costco Wholesale Corp.	3,300	188,133
Wal-Mart Stores, Inc.	22,500	1,255,725
		1,443,858

Retail - Women's Clothing Stores - 1.95%
Limited Brands, Inc.	93,500	1,120,130

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.13%
Raytheon Co.	24,000	1,226,640

Security Brokers, Dealers, & Flotation Companies - 1.21%
Goldman Sachs Group, Inc. / The	7,500	693,750

Semiconductors & Related Devices - 2.22%
Intel Corp.	80,000	1,280,000

Services - Business Services - 1.65%
Manpower, Inc.	30,500	949,465

Services - Prepackaged Software - 5.13%
Lawson Software, Inc. (a)	135,650	721,658
Microsoft Corp.	63,000	1,406,790
Synopsys, Inc. (a)	45,000	822,600
		2,951,048

State Commercial Banks - 0.58%
State Street Corp.	7,700	333,795

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 93.70% - continued	Shares	Value

Surgical & Medical Instruments & Apparatus - 2.89%
Becton, Dickinson & Co.	11,500	$ 798,100
Covidien Ltd.	19,500	863,655
		1,661,755

Telephone & Telegraph Apparatus - 1.19%
ADTRAN, Inc.	45,000	684,000

Trucking (No Local) - 0.83%
Con-way, Inc.	14,000	476,560

Water Transportation - 2.63%
Carnival Corp.	39,000	990,600
Tidewater, Inc.	12,000	523,320
		1,513,920

Wholesale - Electronic Parts & Equipment - 1.88%
Tyco Electronics Ltd.	55,550	1,079,892

TOTAL COMMON STOCKS (Cost $66,155,889)		53,914,377

Money Market Securities - 8.28%
Huntington U.S. Treasury Money Market Fund, 0.03% (c)	4,764,322	4,764,322

TOTAL MONEY MARKET SECURITIES (Cost $4,764,322)		4,764,322

TOTAL INVESTMENTS (Cost $70,920,211) - 101.98%		$ 58,678,699

Liabilities in excess of other assets - (1.98%)		(1,140,054)

TOTAL NET ASSETS - 100.00%		$ 57,538,645

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable Rate Security; the money market rate shown represents the rate at October 31, 2008.
*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Assets and Liabilities
October 31, 2008

Assets
Investment in securities:
At cost	$ 70,920,211
At value	$ 58,678,699

Dividends receivable	87,257
Prepaid expenses	10,722
Receivable for Fund shares sold	3,198
Interest receivable	132
Total assets	58,780,008

Liabilities
Payable for investments purchased	882,311
Payable for Fund shares purchased	300,048
Payable to Advisor (a)	32,410
Payable to administrator, fund accountant & transfer agent	9,566
Trustee and officer fees accrued	2,019
Payable to custodian	1,536
Other accrued expenses	13,473
Total liabilities	1,241,363

Net Assets	$ 57,538,645

Net Assets consist of:
Paid in capital	$ 70,203,326
Accumulated undistributed net investment income	530,368
Accumulated net realized gain/(loss) from investment transactions	(953,537)
Net unrealized depreciation on investments	(12,241,512)

Net Assets	$ 57,538,645

Shares outstanding (unlimited number of shares authorized)	5,836,863

Net asset value and offering price per share	$ 9.86

Redemption price per share (b) (NAV * 99%)	$ 9.76

(a) See Note 3 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 1.00%
on shares redeemed within 30 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Operations
For the fiscal year ended October 31, 2008

Investment Income
Dividend income (Net of foreign withholding taxes of $10,691)	$ 1,234,899
Interest income	34,866
Total Income	1,269,765

Expenses
Investment advisor fee (a)	605,269
Administration expenses	56,669
Transfer agent expenses	36,395
Fund accounting expenses	28,533
Registration expenses	16,409
Audit expenses	14,387
Custodian expenses	11,972
Legal expenses	8,879
Insurance expense	7,354
Trustee expenses	7,155
CCO expenses	5,931
Pricing expenses	5,169
Report printing expense	1,759
24f-2 expense	498
Miscellaneous expenses	730
Total Expenses	807,109
Reimbursed expenses and waived fees (a)	(206,122)
Net operating expenses	600,987

Net Investment Income	668,778

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities	(953,522)
Change in unrealized appreciation (depreciation)
on investment securities	(20,532,736)
Net realized and unrealized loss on investment securities	(21,486,258)
Net decrease in net assets resulting from operations	$ (20,817,480)

(a) See Note 3 in Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statements of Changes In Net Assets

	Year	Year
	ended	ended
	October 31, 2008	October 31, 2007
Operations
Net investment income	$ 668,778	$ 703,955
Net realized gain (loss) on investment securities	(953,522)	3,921,846
Change in unrealized appreciation (depreciation) on investment securities	(20,532,736)	1,706,432
Net increase (decrease) in net assets resulting from operations	(20,817,480)	6,332,233

Distributions
From net investment income	(705,521)	(524,024)
From net realized gain	(3,921,727)	(1,711,608)
Total distributions	(4,627,248)	(2,235,632)

Capital Share Transactions
Proceeds from shares sold	32,251,641	19,089,994
Reinvestment of distributions	2,524,422	2,218,789
Amount paid for shares repurchased	(20,003,308)	(8,633,678)
Net increase in net assets resulting
from share transactions	14,772,755	12,675,105

Total Increase (Decrease) in Net Assets	(10,671,973)	16,771,706

Net Assets
Beginning of year	68,210,618	51,438,912

End of year	$ 57,538,645	$ 68,210,618

Accumulated undistributed net investment income
included in net assets at end of period	$ 530,368	$ 567,212

Capital Share Transactions
Shares sold	2,685,475	1,303,343
Shares issued in reinvestment of distributions	187,969	154,835
Shares repurchased	(1,533,268)	(584,757)

Net increase from capital share transactions	1,340,176	873,421

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Financial Highlights
(For a share outstanding throughout the period)

	Year		Year	Year	Year	Period
	ended		ended	ended	ended	ended
	10/31/2008		10/31/2007	10/31/2006	10/31/2005	10/31/2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 15.17		$ 14.20	$ 12.59	$ 11.09	$ 10.00
Income from investment operations:
Net investment income	0.13		0.16	0.14	0.09	0.01
Net realized and unrealized gains (losses)	(4.37)		1.40	2.05	1.49	1.08
Total income (loss) from investment
operations	(4.24)		1.56	2.19	1.58	1.09

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.14)	(0.08)	(0.04)	-
From net realized gain	(0.91)		(0.45)	(0.50)	(0.04)	-
Total distributions	(1.07)		(0.59)	(0.58)	(0.08)	-

Paid in capital from redemption fees (b)	-		-	-	-	-

Net asset value, end of period	$ 9.86		$ 15.17	$ 14.20	$ 12.59	$ 11.09

Total Return (c)	-29.83%		11.18%	17.91%	14.24%	10.90%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 57,539		$ 68,211	$ 51,439	$ 34,871	$ 20,187
Ratio of expenses to average net assets	0.99%	(f)	1.00%	1.00%	1.00%	1.20%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.33%		1.31%	1.43%	1.73%	2.83%	(e)
Ratio of net investment income to
average net assets	1.10%		1.14%	1.15%	0.75%	0.14%	(e)
Ratio of net investment income to average
net assets before waiver & reimbursement	0.76%		0.83%	0.72%	0.02%	(1.49)%	(e)
Portfolio turnover rate	45.97%		38.95%	30.47%	35.46%	26.08%

(a) For the period November 3, 2003 (Commencement of Operations) to October 31, 2004.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

(f) Effective September 1, 2008, the Advisor contractually agreed to lower the Fund's expenses cap to 0.95%. Prior to September 1, 2008, the Fund's expense cap was 1.00%.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund

Notes to the Financial Statements

October 31, 2008

NOTE 1.	ORGANIZATION

Becker Value Equity Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 9, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of each separate series. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on November 3, 2003. The investment objective of the Fund is to provide long-term capital appreciation. The investment advisor to the Fund is Becker Capital Management, Inc. (the “Advisor”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger fair valuation than other securities.

Becker Value Equity Fund

Notes to the Financial Statements - continued

October 31, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes - The Fund makes no provision for federal income tax. The Fund’s policy is to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended October 31, 2008, the Fund reclassified $102 of distributions in excess of capital gains to accumulated undistributed net investment income.

Accounting for Uncertainty in Income Taxes - The Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective April 30, 2008. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operation.

As of and during the fiscal year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair values sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards (“SFAS”) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS No. 161 is

Becker Value Equity Fund

Notes to the Financial Statements - continued

October 31, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including for how such activities are accounted and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Fund (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Becker Value Equity Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended October 31, 2008, the Advisor earned a fee of $605,269 from the Fund before the reimbursement described below.

Effective September 1, 2008 the Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 0.95% of the Fund’s average daily net assets through February 28, 2010. Prior to September 1, 2008, the Advisor had contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, did not exceed 1.00% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2008, the Advisor waived fees and reimbursed expenses of $206,122 for the Fund.

The waiver and/or reimbursement by the Advisor with respect to the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above.

The waived fees related to operating expenses subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2008 are as follows:

To be repaid
Amount	by October 31,
$ 179,767	2009
193,400	2010
206,122	2011

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2008, Unified earned fees of $56,669 for administrative services provided to the Fund. At October 31, 2008, Unified was owed $4,472 from the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”), and of Unified Financial Securities, Inc., the principal distributor of the Fund. For the fiscal year ended October 31, 2008, the Custodian earned fees of $11,972 for custody services provided to the Fund. At October 31, 2008, the Custodian was owed $1,536 from the Fund for custody services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2008, Unified earned fees of $16,013 for transfer agent services and $20,382 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. At October 31, 2008, the Fund owed Unified $1,402 for transfer agent services, and $1,474 in reimbursement of out-of-pocket expenses. For the fiscal year ended October 31, 2008, Unified earned fees of $28,533 from the Fund for fund accounting services. At October 31, 2008, Unified was owed $2,218 from the Fund for fund accounting service.

Becker Value Equity Fund

Notes to the Financial Statements - continued

October 31, 2008

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (The “Distributor”) acts as the principal distributor of the Fund. There were no payments made by the Fund to the Distributor during the fiscal year ended October 31, 2008. A Trustee of the Trust is a member of management of the Custodian, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 4.	INVESTMENTS

The Fund invests in shares of the Huntington U.S. Treasury Money Market Fund which is administered and advised by subsidiaries of Huntington Bancshares. Interest income of $34,866 was received from the Huntington U.S. Treasury Money Market Fund for the fiscal year ended October 31, 2008.

For the fiscal year ended October 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$ -
Other	39,494,557
Sales
U.S. Government Obligations	$ -
Other	26,812,104

At October 31, 2008, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross (Depreciation)	(14,173,658)

Net Appreciation (Depreciation) on Investments	$ (12,241,512)

At October 31, 2008, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $70,920,211 for the Fund.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At October 31, 2008, Commercial Properties, for the benefit of its customers, held 38.80% of the voting securities of the Fund. As a result Commercial Properties may be deemed to control the Fund.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

On December 20, 2007, the Fund paid an ordinary income dividend of $0.1629 per share and short-term and long-term capital gain distributions of $0.0699 and $0.8356, respectively, per share to shareholders of record on December 19, 2007.

Becker Value Equity Fund

Notes to the Financial Statements - continued

October 31, 2008

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS - continued

On December 22, 2008, the Value Fund paid an income distribution of $0.1215 per share to shareholders of record on December 19, 2008.

The tax character of distributions paid for the fiscal years ended October 31, 2008 and 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary income	$ 705,623	$ 524,024
Short-term Capital Gain	302,860	31,817
Long-term Capital Gain	3,618,765	1,679,791
	$ 4,627,248	$ 2,235,632

At October 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 530,368
Capital loss carryforward	(953,537)
Unrealized appreciation (depreciation)	(12,241,512)

$ (12,664,681)

NOTE 8. CAPITAL LOSS CARRYFORWARD

At October 31, 2008, the Becker Value Equity Fund has available for federal tax purposes an unused capital loss carry forward of $953,537, which is available for offset against future taxable net capital gains. This loss carry forward expires on October 31, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Becker Value Equity Fund

(Unified Series Trust)

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Becker Value Equity Fund (the “Fund”), a series of the Unified Series Trust, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Becker Value Equity Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 23, 2008

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment Advisor since November 2008; Director, Vice President and Chief
Investment Officer of Legacy Trust Company, N.A. From 1992 – September
2008; Chairman of the investment committee for W.H. Donner Foundation and
Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime
Advisors Trust from July 2002 to September 2005; Trustee of Access Variable
Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime
Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to
March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since
April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to
September 2005; Trustee of AmeriPrime Funds from December 2002 to July
2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November
2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002;
Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of
CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies,
a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx
Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005;
Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of
CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast
Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks
Employees Retirement Association since 2003; Senior Vice President of
Advisors Charitable Gift Fund since 2005; Treasurer and past Chair, Board of
Directors of Massachusetts Council of Churches; Member, Presbytery of
Boston, Presbyterian Church (U.S.A.).

Interested Trustee & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age – 33) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust’s Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

William J. Murphy (Age - 45) Assistant Treasurer, November 200 8 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 31 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified
Financial Securities, Inc., the Distributor as of October 31, 2008.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 551-3998 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 551-3998 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov .

TRUSTEES

Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS

Anthony J. Ghoston, President
John C. Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer
Heather A. Bonds, Secretary
Lynn E. Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

INVESTMENT ADVISOR

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185
Portland, OR 97204

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)       Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Marathon Value Portfolio:	FY 2008	$11,500
FY 2007	$11,000

Sound Mind Investing Funds:	FY 2008	$23,000
FY 2007	$21,250

Becker Value Funds:	FY 2008	$10,500
FY 2007	$20,000

(b)	Audit-Related Fees
Registrant

Marathon Value Portfolio:	FY 2008	$0
FY 2007	$0

Sound Mind Investing Funds:	FY 2008	$0
FY 2007	$0

Becker Value Funds:	FY 2008	$0
FY 2007	$0

(c)	Tax Fees
Registrant

Marathon Value Portfolio:	FY 2008	$2,000
FY 2007	$1,950

Sound Mind Investing Funds:	FY 2008	$4,000
FY 2007	$3,900

Becker Value Funds:	FY 2008	$2,000
FY 2007	$5,125

(d)	All Other Fees
Registrant

Marathon Value Portfolio:	FY 2008	$0
FY 2007	$0

Sound Mind Investing Funds:	FY 2008	$0
FY 2007	$0

Becker Value Funds:	FY 2008	$0
FY 2007	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2008	$ 0	$ 0
FY 2007	$ 0	$ 0

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of November 25, 2008 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

* /s/Anthony Ghoston

Anthony Ghoston, President

Date: 1/07/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

* /s/Anthony Ghoston

Anthony Ghoston, President

Date: 1/07/2009

By

* /s/Christopher E. Kashmerick

Christopher E. Kashmerick, Treasurer

Date: 1/07/2009